Sub-Item 77Q1(a)

            Copies of any material amendments to the registrant's charter or by-laws:

            Amended Schedule B, amended as of August 20, 2009
      Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on August 28, 2009
            (Accession Number0001145443-09-002160).